UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Mace Security International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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240 Gibraltar Road, Suite 220 Horsham, Pennsylvania 19044 267-317-4009
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Date: Thursday, July 14, 2011
Time: 11:00 AM, Eastern Time
Location:
New York Athletic Club, Colonial Room, 180 Central Park South
New York, New York 10019
To Mace Security International, Inc. Stockholders:
We invite you to attend our 2011 Annual Meeting of Stockholders. At this meeting, you and the other stockholders will be able to vote on the following proposals, together with any other business that may properly come before the meeting.
1.
Election of five directors to the Board of Directors for one-year terms. The Board has nominated for election Denis J. Amato, Richard A. Barone, Larry Pollock, Dennis R. Raefield, and Michael E. Smith.

2.	Ratification of the appointment of Grant Thornton LLP as Mace’s registered public accounting firm for fiscal year 2011.
You may vote on these proposals in person by attending the Annual Meeting or by proxy. The attached proxy statement provides details on voting by proxy. If you cannot attend the Annual Meeting, we urge you to complete and return promptly the enclosed proxy card in the enclosed self-addressed stamped envelope so that your shares will be represented and voted at the Annual Meeting in accordance with your instructions. Of course, if you attend the Annual Meeting, you may withdraw your proxy and vote your shares at the Annual Meeting.
Only stockholders of record at the close of business on June 13, 2011 can vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. As of the record date, there were 15,735,725 shares of common stock outstanding.

By Order of the Board of Directors,

/s/ Gregory M. Krzemien
Horsham, Pennsylvania	Gregory M. Krzemien
June 10, 2011	Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2011
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 14, 2011.
Mace Security International, Inc.’s Proxy Statement for the 2011 Annual Meeting of Stockholders and the
Annual Report on Form 10-K for the year ended December 31, 2010 are available via the Internet at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=12765

ii

240 Gibraltar Road, Suite 220 Horsham, Pennsylvania 19044 (267) 317-4009
PROXY STATEMENT
INTRODUCTION
The Board of Directors is soliciting proxies to be used at the 2011 Annual Meeting of Stockholders of Mace Security International, Inc. (“Mace” or the “Company”) to be held on Thursday, July 14, 2011 at 11:00 AM, Eastern Time, at the New York Athletic Club, Colonial Room, 180 Central Park South, New York, New York 10019. Mace will begin mailing this proxy statement and the enclosed proxy card on or about June 15, 2011 to its stockholders entitled to vote at the Annual Meeting.
The Board of Directors is soliciting your proxy to encourage you to vote on the proposals at the Annual Meeting and to obtain your support for the proposals. You are invited to attend the Annual Meeting and vote your shares directly. If you do not attend, you may vote by proxy, which allows you to direct another person to vote your shares at the Annual Meeting on your behalf, using the accompanying proxy card. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return the proxy card in case your plans change. You can always vote in person at the Annual Meeting, even if you have already returned the proxy card, by revoking your original proxy card.
About these Proxy Materials
The Proxy Card The proxy card permits you to vote by proxy, whether or not you attend the Annual Meeting. When you sign the proxy card, you appoint certain individuals as your representatives at the Annual Meeting. They will vote your shares of Mace common stock at the Annual Meeting as you have instructed on the proxy card. If a proposal comes up for a vote that is not on the proxy, and for which the Company did not receive notice of at least 45 days before this proxy solicitation, they will vote your shares as they deem appropriate.
This Proxy Statement This proxy statement contains important information for you to consider when deciding how to vote on the proposals. Please read it carefully. It is divided into six sections following this Introduction:
Mace will bear the cost of soliciting proxies for an affirmative vote on the proposals. Mace will not reimburse any other person or entity for the cost of preparing its own proxy materials or soliciting proxies for any matter. Mace’s directors, officers and employees may solicit proxies, but will receive no special compensation for any solicitation activities. Proxies may be solicited by mail, in person, by telephone, facsimile or by other means. Mace will reimburse brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of Mace common stock.

About the Annual Meeting
When And Where Mace will hold the Annual Meeting on Thursday, July 14, 2011, at 11:00 AM, Eastern time, at the New York Athletic Club, Colonial Room, 180 Central Park South, New York, New York 10019.
Record Date The Board has fixed the close of business on June 13, 2011 as the record date for the Annual Meeting. All stockholders of record at that time are entitled to notice of and are entitled to vote in person or by proxy at the Annual Meeting.
Quorum Requirement Mace’s bylaws require that one-third of the outstanding shares of Mace common stock must be represented at the Annual Meeting, whether in person or by proxy to constitute a quorum, in order to transact business at the Annual Meeting. Abstentions and broker non-votes will be counted in determining whether there is a quorum at the Annual Meeting.
The Proposals Stockholders will vote on the following proposals at the Annual Meeting:
•	election of five directors; and
•	ratification of the appointment of Grant Thornton LLP as Mace’s independent registered public accounting firm for fiscal year 2011.
Other Matters There were no stockholder proposals submitted for the Annual Meeting for inclusion in this proxy statement. Neither Mace nor its Board intends to bring any other matter before the Annual Meeting. If other matters requiring the vote of the stockholders properly come before the Annual Meeting, which were omitted from this proxy statement pursuant to Rule 14a-8 or 14a-9 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or which the Board did not know would be presented at least 45 days before this solicitation, the persons named in the enclosed proxy card will have discretionary authority to vote the proxies held by them with respect to such matters in accordance with their best judgment on such matters.
Presence of Independent Registered Public Accountants Representatives of Grant Thornton LLP, Mace’s independent registered public accounting firm, will be present at the Annual Meeting. They will have the opportunity to make a statement at the Annual Meeting, if they choose, and they are expected to be available to respond to appropriate stockholder questions.
The Stockholders As of the record date of June 13, 2011, there were 15,735,725 shares of Mace common stock issued and outstanding. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any purpose relating to the Annual Meeting, for ten days prior to the meeting during ordinary business hours at Mace’s headquarters located at 240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044.
Voting at the Annual Meeting
You are entitled to one vote for each share of Mace common stock that you owned of record at the close of business on June 13, 2011. The presence, in person or by proxy, of the holders of a majority of shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions are counted as “shares present” at the meeting for purposes of determining whether a quorum exists. Abstentions have the effect of a vote “against” any matter to which they are specified. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called “broker non-votes”) are considered “shares present” at the meeting for purposes of determining whether a quorum exists. Broker non-votes will not affect the outcome of the vote on any matter unless the matter requires the affirmative vote of a majority of the outstanding shares and in such case will have the effect of a vote “against” that matter.

The five nominees for director receiving the highest number of affirmative votes shall be elected as directors. Stockholders do not have the right to cumulate their votes in the election of directors. The other proposal requires the approval of a majority of all shares of Mace common stock entitled to vote for such proposal that are represented at the Annual Meeting in person or by proxy.
How To Vote Your Shares
You may vote in one of two ways:
•	return your completed, signed and dated proxy card before the Annual Meeting; or
•	cast a written ballot in person at the Annual Meeting (you will need a legal proxy from your broker if you hold your shares in street name).
Voting By Proxy The proxy card has simple instructions. By returning a completed proxy card before the Annual Meeting, you will direct the appointed persons (known as “proxies”) to vote your shares at the Annual Meeting in accordance with your instructions. Gregory M. Krzemien and Steven J. Rolle will serve as your proxies for the Annual Meeting. If you complete the entire proxy card except for the voting instructions, the proxies will vote your shares for the election of the nominated directors and for the ratification of the appointment of Grant Thornton LLP as Mace’s independent registered public accounting firm for fiscal year 2011. If any nominee for election to the Board is unable to serve, which is not anticipated, then the designated proxies will vote your shares for any substitute nominee chosen by the Board. If any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in their discretion on such matters.
How To Revoke Your Proxy You may revoke your proxy at any time before it is exercised at the Annual Meeting by any of the following means:
•	notifying Mace’s Secretary in writing (notice to be sent to Mace’s executive offices, the address for which is located on the first page of this proxy statement);
•	submitting another proxy card with a later date; or
•	attending the Annual Meeting and voting by written ballot (mere attendance at the Annual Meeting will not by itself revoke your proxy).
Only the record owner of your shares can vote your shares or revoke a proxy the record owner has given. If your shares are in street name, you will not be able to revoke the proxy given by the street name holder.

THE PROPOSALS
Proposal 1. Election of Directors
Election of five directors to the Board of Directors for a one-year term and until their respective successor is duly elected and qualified.
Nominees

Denis J. Amato	Richard A. Barone
Larry Pollock	Dennis R. Raefield
Michael E. Smith
Richard A. Barone, John C. Mallon, Dennis R. Raefield and Michael E. Smith currently serve on the Board of Directors. Mr. Mallon currently serves as Chairman of the Board. Mr. Amato and Mr. Pollock have been nominated for election as director to replace Mr. Mallon and Mr. LaFlamme. Mr. Mallon’s term as a director will end upon the election of the director nominees. Mr. LaFlamme resigned from the Board effective April 18, 2011.
All five of the director nominees were nominated by the Company’s Nominating Committee and approved by the Board of Directors. All nominees have agreed to be nominated to stand for election at the 2011 Annual Meeting.
Biographical information for each nominee appears below.

Denis J. Amato
Age:	66
Director Since:	Director Nominee standing for Election
Principal Occupation:
2006 - Present	Chief Investment Officer of The Ancora Group, Inc. and Ancora Advisors LLC. Mr. Amato is a major shareholder of The Ancora Group, Inc., and has ownership in Merlin Partners, LP and the Ancora Funds. Mr. Amato has also been a Director of the Ancora Group since 2010.

Recent Business Experience:

2001- 2006	Mr. Amato served as the Chief Investment Officer for the Northeast Ohio region of Fifth Third Bank. Mr. Amato managed both individual and institutional portfolios as well as two of Fifth Third Bank’s Value Mutual Funds.

1997- 2001	Mr. Amato was the Chief Investment Officer and the lead equity portfolio strategist for Maxus. At Maxus, Mr. Amato managed individual high net worth client portfolios as well as the Maxus Ohio Heartland Fund, which focused primarily on the buying and selling of securities in Ohio based companies.

Richard A. Barone
Age:	69
Director Since:	March 31, 2009
Principal Occupation:
2001-Present	Chairman of the Executive Committee for the Ancora Group of Companies. The Ancora Group of Companies includes Ancora Advisors, LLC, Ancora Capital, Inc., Ancora Securities, Inc, the Ancora Mutual Funds, the Ancora Foundation and Merlin Partners, LP, a hedge fund whose investment manager is Ancora Advisors, LLC.
Recent Business Experience:
2001- Present	Mr. Barone also oversees or manages a variety of investment strategies for the Ancora Group, selected clients and Merlin Partners LP. Ancora Securities, Inc. is registered as a broker/dealer with the Securities and Exchange Commission (the “SEC”) and the Financial Industry Regulatory Authority (“FINRA”), formerly known as the NASD. Ancora Advisors, LLC is registered as an investment advisor with the SEC under the Investment Advisors Act of 1940, as amended. The Ancora Mutual Funds includes Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund and Ancora MicroCap Fund. Mr. Barone is a major shareholder of The Ancora Group, Inc., which is the parent company of Ancora Advisors, LLC, and Ancora Securities, Inc. Mr. Barone owns approximately 2% of Merlin Partners, LP and 20% of the Ancora Group and is Chairman of and has an ownership interest in the various Ancora Funds.

Other Directorships:	Chairman of the Executive Committee for the Ancora Group of Companies, Chairman of Cleveland State University Foundation, Trustee of Cleveland State University, Director of Hospice of the Western Reserve, Director of Brentwood Hospital, Director of Stephan Company and Chairman of Evergreen Expedition Group.

Larry Pollock
Age:	64
Director Since:	Director Nominee standing for Election
Principal Occupation:
2005- Present	Mr. Pollock is the Managing Partner of Lucky Stars Partners LLC, a private investment firm focusing on early stage businesses, troubled businesses and real estate.

Recent Business Experience:
2000-2004	President and Chief Executive Officer and a Director of the Cole National Corporation, owner of Pearle Vision and Cole Vision optical stores and Things Remembered personalized gift stores.

Other Directorships:	Mr. Pollock presently serves on the Board of Directors of Cardinal Commerce Corporation, a global leader in enabling authenticated payments, secure transactions, and alternative payment brands for both eCommerce and mobile commerce, and Safeguard Properties, LLC, the largest privately-held mortgage field services company in the Country.

Dennis R. Raefield
Age:	63
Director Since:	October 16, 2007
Principal Occupation:
August 18, 2008-Present	President and Chief Executive Officer of Mace

Recent Business Experience:
April 2007-August 17, 2008	President of Reach Systems, Inc. (formerly, Edge Integration Systems, Inc. (a manufacturer of security access control systems).

February 2005-February 2006	President of Rosslare Security Products, Inc. (a manufacturer of diverse security products).

February 2004-February 2005	President of NexVision Consulting (security business consultant).

January 2003-February 2004	President of Ortega InfoSystems (a software developer).

October 1998-November 2002	President of Ademco and Honeywell Access Systems, (a division of
Honeywell, Inc. that manufactures access control systems).

Michael E. Smith
Age:	55
Director Since:	Director Nominee Standing for Election
Principal Occupation:
2003-Present	Independent Consultant and Managing and Founding Partner of Chesterbrook Growth Partners, a consulting organization focused on providing strategic and operational advice to small to medium size firms in the security, RFID, auto-identification and electronic components industries.

Recent Business Experience:
2001-2002	President and Chief Executive Officer of Checkpoint Systems, Inc., a New York Stock Exchange listed company in the security, auto-identification and electronic components industries, having $650 million in sales during the 2001 to 2002 period.

1997 -2000	Executive Vice President of Checkpoint Systems, Inc.

1994-1996	Senior Vice President of Checkpoint Systems, Inc.
The Board of Directors recommends that you vote FOR the election of Denis J. Amato, Richard A. Barone, Larry Pollock, Dennis R. Raefield and Michael E. Smith to Mace’s Board.

Proposal 2. Ratification of Independent Registered Public Accounting Firm
Ratification of the Audit Committee’s appointment of Grant Thornton LLP as Mace’s independent registered public accounting firm for fiscal year 2011.
The Audit Committee of the Board of Directors selects the independent registered public accounting firm to audit Mace’s books of account and other corporate records. The Audit Committee’s selection of Grant Thornton LLP to audit Mace’s books of account and other corporate records for 2011, which has been approved by the Board of Directors, is being submitted to you for ratification.
The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton LLP as Mace’s independent registered public accounting firm for fiscal year 2011.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
About Prior Audits
The reports of Grant Thornton LLP on Mace’s consolidated financial statements for the fiscal years ended December 31, 2010, and 2009 did not contain any adverse opinion or disclaimer of opinion or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for each of the last two fiscal years, there have been no disagreements between Mace and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to refer to any such disagreements in their report on Mace’s consolidated financial statements for such years.
Audit Fees and Related Matters
Audit Fees. The Company was billed $284,069 by Grant Thornton LLP for the audit of Mace’s annual financial statements for the fiscal year ended December 31, 2010, and for the review of the financial statements included in Mace’s Quarterly Reports on Forms 10-Q filed for the first three calendar quarters of 2010. The Company was billed $361,193, by Grant Thornton LLP for the audit of Mace’s annual financial statements for the fiscal year ended December 31, 2009, and for the review of the financial statements included in Mace’s Quarterly Reports on Forms 10-Q for the first three calendar quarters of 2009.
Tax Fees. The Company was billed $49,961 and $63,771 for tax compliance services rendered by Grant Thornton LLP during 2010 and 2009, respectively. The services provided by Grant Thornton LLP aided the Company in the preparation of federal, state and local tax returns.
All Other Fees. The Company did not incur any other fees from Grant Thornton LLP during 2010 or 2009.
Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of financial information systems design and implementation services and other non-audit services is compatible with maintaining the independence of Mace’s registered public accountants, Grant Thornton LLP. The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors. All auditing services and permitted non-audit services in 2010 and 2009 were pre-approved. The Audit Committee may delegate authority to the chairman, or in his or her absence, a member designated by the chairman to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such person or subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

Presence of Independent Registered Public Accounting Firm
Representatives of Grant Thornton LLP will be at the Annual Meeting and will have the opportunity to make a statement at the Annual Meeting, if they desire. Representatives of Grant Thornton LLP are expected to be available to respond to appropriate stockholder questions.
ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
About the Board and its Committees
Mace’s Board is currently comprised of four directors: Richard A. Barone, John C. Mallon, Dennis R. Raefield and Michael E. Smith. The Company’s fifth director, Gerald T. LaFlamme, resigned from the Board effective April 18, 2011. Each director position is elected annually for a one-year term.
Mace has Corporate Governance Guidelines which provide that two-thirds of the Company’s directors should be independent. The independence of a director is currently determined by the Board of Directors applying the criteria established and set forth in Section 3.14 of the Company’s Bylaws. Section 3.14 of the Company’s Bylaws sets forth certain familial relationships and relationships with the Company that preclude a director from being considered independent. The criteria set forth in Section 3.14 of the Company’s Bylaws may be examined by stockholders on the Company’s web site at www.mace.com under the heading of “Investor Relations”. The Board has determined that Messrs. Barone, Amato, Pollock and Smith are independent under applicable SEC rules, and under the criteria of Section 3.14 of the Company’s Bylaws.
The Board has a Nominating Committee, an Audit Committee, a Compensation Committee, and an Ethics and Corporate Governance Committee. All of the committees of the Board are governed by a charter and such charters, along with the Company’s Corporate Governance Guidelines and Bylaws, are posted on the Company’s website at www.mace.com. All members of the Audit Committee, Compensation Committee, Nominating Committee, and the Ethics and Corporate Governance Committee of the Board are independent directors within the meaning of Section 3.14 of the Company’s Bylaws.
Meetings of the Board and its Committees During 2010
Mace’s Board of Directors held 20 formal meetings and took action by unanimous written consent two times during 2010. The Chairman of the Board is John C. Mallon, an independent director. Committees of the Board of Directors held 12 formal meetings during the fiscal year ended December 31, 2010, as set forth on the following chart. All directors attended more than 80% of the aggregate of Mace’s Board meetings and the meetings of the committees of the Board on which they served.

The following chart describes the calendar year 2010 composition and the functions of the standing committees of the Board of Directors and of the Independent Directors.
BOARD COMMITTEES

		No. of
		Meetings
		Held in
Committee	Members	2010	Functions

Audit	January 1, 2010 to June 18, 2010 Gerald T. LaFlamme* Mark S. Alsentzer Richard A. Barone June 19, 2010 to December 31, 2010 Gerald T. LaFlamme* Richard A. Barone Michael E. Smith	8
•     Selects independent registered public accounting firm.
•     Confers with independent registered public accounting firm and internal personnel on the scope of registered public accounting firm’s examinations.
•     Reviews internal controls and procedures.
•     Reviews related party transactions.

Compensation	January 1, 2010 to June 18, 2010 John C. Mallon* Richard A. Barone June 19, 2010 to December 31, 2010 John C. Mallon* Richard A. Barone Michael E. Smith	3
•     Annually reviews CEO compensation and performance.
•     Annually establishes goals for CEO.
•     Annually reviews CFO compensation.
•     Annually approves compensation for CEO and CFO.
•     Reviews and determines director compensation.
•     Hires compensation consultants.
•     Recommends executive compensation to the Board.
•     Administers Mace’s Non-Qualified Stock Option Plan.
•     Administers Mace’s 1999 Stock Option Plan.
•     Administers director compensation.

Nominating	January 1, 2010 to June 18, 2010 Mark S. Alsentzer* Gerald. T. LaFlamme John C. Mallon June 19, 2010 to December 31, 2010 Richard A. Barone* Gerald T. LaFlamme John C. Mallon	1
•     Develops and recommends to the Board criteria for the selection of new directors to the Board.
•     Seeks candidates to fill vacancies in the Board.
•     Retains and terminates search firms to be used to identify director candidates.
•     Recommends to the Board processes for evaluating the performance of the Board.
•     Recommends to the Board nominees for election as directors at the annual meeting of stockholders.

Ethics and Corporate Governance	January 1, 2010 to June 18, 2010 John C. Mallon* Gerald T. LaFlamme June 19, 2010 to December 31, 2010 Michael E. Smith* John C. Mallon Gerald T. LaFlamme	0
•     Recommends to the Board changes to the Company’s Code of Ethics and Business Conduct, Insider Trading Policy and Corporate Disclosure Policy.
•     Monitors employee compliance with the Code of Ethics and Business Conduct Policy, Insider Trading Policy and Corporate Disclosure Policy.
•     Reviews, along with the Audit Committee, allegations of wrongdoing concerning directors and the Chief Executive Officer.
•     Makes recommendations to the Board regarding responses to inquiries by regulatory authorities relating to the Company’s Code of Ethics and Business Conduct, Insider Trading Policy and Corporate Disclosure Policy.

		No. of
		Meetings
		Held in
Committee	Members	2010	Functions

Independent Directors	January 1, 2010 to June 18, 2010 John C. Mallon, Lead Independent Gerald T. LaFlamme Mark S. Alsentzer Richard A. Barone June 19, 2010 to December 31, 2010 John C. Mallon, Lead Independent Gerald T. LaFlamme Richard A. Barone Michael E. Smith	0	• Meet in executive session. • Provide oversight of management and inside directors.

*	Chairman of Committee
DIRECTOR COMPENSATION
The following table provides summary information concerning cash and certain other compensation paid or accrued by Mace to or on behalf of Mace’s Directors, other than Mr. Raefield, for the year ended December 31, 2010.

	Fees
	Earned or		All
	Paid in	Option	Other
	Cash	Awards	Compensation
Name	($) (1)	($) (2)	($)	Total
John C. Mallon	$27,500	$—	$—	$27,500
Mark S. Alsentzer	$21,000	$—	$—	$21,000
Gerald T. LaFlamme	$27,500	$—	$—	$27,500
Richard A. Barone	$29,500	$—	$—	$29,500
Michael E. Smith	$15,125	$2,915	$—	$18,040

(1)	Mark S. Alsentzer served on the Board of Directors until the election of our new Director, Michael E. Smith, at the Annual Meeting of Stockholders on June 18, 2010.

(2)
The aggregate options outstanding at December 31, 2010 were as follows: John C. Mallon, 45,000 options; Mark S. Alsentzer, 137,500 options; Gerald T. LaFlamme, 45,000 options; Richard A. Barone, 30,000 options; and Michael E. Smith, 15,000 options. Assumptions used in the calculation of these amounts are included in Note 3 to the Company’s Audited Financial Statements for the fiscal year ended December 31, 2010. The amounts in this column reflect the dollar amount recognized, in accordance with Generally Accepted Accounting Principles (“GAAP”) for share-based payments, for financial reporting purposes for the fiscal year ended December 31, 2010. There were no options granted to non-employee directors in 2010, except for Mr. Smith’s initial grant of 15,000 options upon his election to the Board of Directors on June 18, 2010. Options granted to non-employee directors in 2008 were for services on the Board for 2008 and 2009. Options granted to non-employee directors in 2009 were for services on the Board for 2010.

For the year 2010, the Board of Directors approved of the following fees to be paid to directors who are not employees of the Company with respect to their calendar year 2010 service: a $15,000 annual cash retainer fee to be paid in a lump sum; a $1,000 fee to each non-employee director for each Board or Committee meeting attended in person; a $500 fee to each non-employee director for each Board or Committee meeting exceeding thirty minutes in length attended by telephone. Additionally, a grant of 15,000 options at the close of market on December 18, 2009 for services on the Board for 2010 were granted to each non-employee director, except for Mr. Smith who was granted 15,000 options upon his election to the Board of Directors on June 18, 2010. The grants vested immediately.

Director Attendance at Annual Meetings
The Company encourages all of its directors to attend the Company’s Annual Meeting of Stockholders. All current directors attended the Company’s 2010 Annual Meeting of Stockholders.
Nominating Committee
The Nominating Committee is composed of independent directors. The Nominating Committee is currently composed of Richard A. Barone, Chairman, Michael E. Smith and John C. Mallon. The charter of the Nominating Committee is available for inspection on the Company’s web site, www.mace.com, under the heading “Investor Relations”. The Nominating Committee considers candidates for Board membership suggested by its members, other Board members and management. The Nominating Committee has authority to retain a search firm to assist in the identification of director candidates. In selecting nominees for director, the Nominating Committee considers a number of factors, including, but not limited to:
•
whether a candidate has demonstrated business and industry experience that is relevant to the Company, including recent experience at the senior management level (preferably as chief executive officer or in a similar position) of a company as large or larger than the Company;

•	the candidate’s ability to meet the suitability requirements of all relevant regulatory agencies;
•	the candidate’s ability to represent interests of the stockholders;
•	the candidate’s independence from management and freedom from potential conflicts of interest with the Company;
•	the candidate’s financial literacy, including whether the candidate will meet the audit committee membership standards;
•	whether a candidate is widely recognized for his or her reputation, integrity, judgment, skill, leadership ability, honesty and moral values;
•	the candidate’s ability to work constructively with the Company’s management and other directors; and
•	the candidate’s availability, including the number of other boards on which the candidate serves, and his or her ability to dedicate sufficient time and energy to his or her board duties.
During the process of considering a potential nominee, the Committee may request additional information concerning, or an interview with, the potential nominee.
The Nominating Committee will also consider recommendations by stockholders of nominees for directors to be elected at the Company’s Annual Meeting of Stockholders, if they are received on or before March 1 of the year of the meeting or at such earlier date as may be determined and disclosed by the Company. In evaluating nominations received from stockholders, the Committee will apply the same criteria and follow the same process used to evaluate candidates recommended by members of the Nominating Committee. Stockholders wishing to recommend a nominee for director are to submit such nomination in writing, along with any other supporting materials the stockholder deems appropriate, to the Secretary of the Company at the Company’s offices at 240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044.
Audit Committee
The Audit Committee is currently composed of Michael E. Smith, Chairman, Jack C. Mallon, and Richard A. Barone. The charter of the Audit Committee is available on the Company’s website at www.mace.com and was reviewed in 2010 by the Audit Committee. All of the Audit Committee members are independent under the Audit Committee independence standards established by the NASDAQ Global Market, and the rules promulgated by the SEC and Section 3.14 of the Company’s Bylaws. The Board has also determined that Michael E. Smith, who currently serves as Chairman of the Audit Committee, is an Audit Committee financial expert as defined in the rules and regulations of the SEC.

Audit Committee Report
Mace’s management is responsible for the Company’s internal controls and the financial reporting process. Grant Thornton LLP, Mace’s independent registered public accounting firm, is responsible for performing an independent audit of Mace’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and review all related party transactions. In this context, the Audit Committee has met and held discussions with management and Grant Thornton LLP regarding the Company’s audited consolidated financial statements. Management has represented to the Audit Committee that Mace’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Grant Thornton LLP. The Audit Committee discussed with Grant Thornton LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board. Grant Thornton LLP also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Grant Thornton LLP that firm’s independence. Based on the Audit Committee’s discussion with management and Grant Thornton LLP, and the Audit Committee’s review of management’s representation and Grant Thornton LLP’s report to the Audit Committee, the Audit Committee recommended that the Board of Directors include the Company’s audited consolidated financial statements in Mace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.
The Audit Committee of the Board of Directors
Michael E. Smith, Chairman
John C. Mallon
Richard A. Barone

Compensation Committee
The Compensation Committee is currently composed of John C. Mallon, Chairperson, Richard A. Barone and Michael E. Smith. The charter of the Compensation Committee is available on the Company’s website at www.mace.com. All members of the Compensation Committee are independent directors as set forth in the criteria of Section 3.18 of the Company’s Bylaws. The scope of authority of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of the Company’s directors, Chief Executive Officer (the “CEO”) and other senior executive officers. The Compensation Committee has overall responsibility for evaluating the compensation of the directors, the CEO and the executive officers of the Company, as well as the Company’s incentive compensation plans and equity-based plans.
•
The Compensation Committee annually reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates the CEO’s performance in light of those goals and objectives, and determines the CEO’s compensation levels based on this evaluation.

•
The Compensation Committee annually makes recommendations to the Board with respect to the compensation of the Corporation’s Chief Financial Officer. The Compensation Committee has the authority to review the compensation of any employee, which the Committee, in its judgment, deems to be an executive officer. The CEO advises the Compensation Committee on the annual performance of the executive officers. The CEO also provides the Compensation Committee his opinion on appropriate levels of compensation for each executive officer.

•
The Compensation Committee has the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO and executive officer compensation. No compensation study was commissioned for 2009 or 2010.

•	The Compensation Committee has the authority to form and delegate authority to subcommittees.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee of the Company’s Board of Directors for the year ended December 31, 2010 consisted of directors John C. Mallon, Chairman, Richard A. Barone, and Michael E. Smith none of whom have served as an officer or employee of the Company. No executive officer of Mace served as a director or compensation committee member of any entity in which the members of the Compensation Committee or the Board of Directors were an executive officer or director.
Executive Officers
The current executive officers of the Company are Dennis R. Raefield, Chief Executive Officer and President, and Gregory M. Krzemien, Chief Financial Officer, Treasurer and Corporate Secretary.
Robert Kramer was Executive Vice President, General Counsel and Corporate Secretary during 2009 and through February 12, 2010.

The current executive officers are as follows:

Name	Age	Position

Dennis R. Raefield	63	Chief Executive Officer and President

Gregory M. Krzemien	51	Chief Financial Officer, Treasurer and Corporate Secretary
Biographical information for each of the current executive officers appears below.
Dennis R. Raefield has served as the Chief Executive Officer of the Company since August 18, 2008. Mr. Raefield has served as a director of the Company since October 16, 2007. From April 2007 to August 15, 2008, Mr. Raefield was the President of Reach Systems, Inc. (a manufacturer of security access control systems). From February 2005 to February 2006, Mr. Raefield was President of Rosslare Security Products, Inc. (a manufacturer of diverse security products). From February 2004 to February 2005, Mr. Raefield was President of NexVision Consulting (security business consultant). From January 2003 to February 2004, Mr. Raefield was President of Ortega InfoSystems (a software developer). From October 1998 to November 2002, Mr. Raefield was President of Ademco and Honeywell Access Systems (a division of Honeywell, Inc. that manufactured access control systems).
Gregory M. Krzemien has served as the Chief Financial Officer and Treasurer of the Company since May 1999. From August 1992 through December 1998, he served as Chief Financial Officer and Treasurer of Eastern Environmental Services, Inc. From October 1988 to August 1992, Mr. Krzemien was a senior audit manager with Ernst & Young LLP. Mr. Krzemien received a B.S. degree in Accounting from the Pennsylvania State University.

EXECUTIVE COMPENSATION
Compensation of Executive Officers for 2010 and 2009
The following table provides summary information concerning cash and certain other compensation paid or accrued by Mace to, or on behalf of Dennis R. Raefield, Robert M. Kramer and Gregory M. Krzemien (the “Named Executive Officers”) for the years ended December 31, 2010 and 2009.
SUMMARY COMPENSATION TABLE (1)

				Option	All Other
Name and Principal			Bonus	Awards	Compensation
Position	Year	Salary $	($)	($)(2)	($)(3)	Total

Dennis R. Raefield President and Chief	2010	$375,000	$—	$53,020	$27,454	$455,474
Executive Officer	2009	$375,000	$—	$26,520	$32,059	$433,579

Robert M. Kramer Executive Vice	2010	$84,436	$—	$—	$969	$85,405
President, General	2009	$230,000	$—	$8,587	$8,400	$246,987
Counsel and Secretary

Gregory M. Krzemien Chief Financial Officer	2010	$230,000	$—	$5,012	$8,400	$243,412
and Treasurer	2009	$230,000	$—	$8,587	$8,400	$246,987

(1)
The Company (i) granted no restricted stock awards and (ii) maintained no other long-term incentive plan for any of the Named Executive Officers, in each case during the fiscal years ended December 31, 2010 and 2009. Additionally, the Company has never issued any stock appreciation rights (SARs).

(2)
The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes, including the impact of estimated forfeitures, for the fiscal years ended December 31, 2010 and 2009, for all existing stock option awards and thus include amounts from awards granted in and prior to 2010. Assumptions used in the calculation of this amount are included in Note 3 to the Company’s audited financial statements contained in the Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(3)
Mr. Raefield received a car at a lease cost of $791 per month beginning in August 2008. Additionally, Mr. Raefield is entitled under his employment agreement to receive payment of certain life and disability insurance premiums and funding of certain health reimbursement plans which totaled $17,962 and $22,567 in 2010 and 2009, respectively. Mr. Krzemien and Mr. Kramer (until the end of his employment on February 12, 2010), received car allowances of $700 per month in 2010 and 2009.

Dennis R. Raefield Employment Agreement
Dennis R. Raefield serves as the Company’s President and Chief Executive Officer under an Employment Contract dated July 29, 2008 and expiring on August 18, 2011 (the “Raefield Employment Agreement”). Mr. Raefield’s base salary is $375,000 annually. As a one-time incentive to execute the Raefield Employment Agreement, Mr. Raefield was paid $50,000 and received a reimbursement of legal expenses of $2,812 related to review of his employment contract.
In accordance with the Raefield Employment Agreement, Mr. Raefield received an option grant on July 30, 2008 exercisable into 250,000 shares of common stock at an exercise price of $1.50 per share (the “First Option”). The First Option was issued fully vested. On July 26, 2009, Mr. Raefield received a second option grant exercisable for 250,000 shares (the “Second Option”). The Second Option vests over two years, with the first 125,000 option shares vesting 12 months from the date of grant and the second 125,000 option shares vesting 24 months from the date of grant. The Second Option grant fully vests upon a change of control of the Company.

The Raefield Employment Agreement also provides that Mr. Raefield and the Company are required to develop a mutually acceptable annual bonus plan for Mr. Raefield within forty-five (45) days from the date of the Employment Agreement. No annual bonus plan was agreed upon for 2010. The Compensation Committee implemented a formal 2009 Incentive Plan for the CEO based on benchmarks of achieved earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the year ended 2009. Based on the Company’s results for 2009, Mr. Raefield did not receive any payments under the 2009 Incentive Plan. The Raefield Employment Agreement further provides that Mr. Raefield can be terminated by the Board of Directors for cause without any severance or other payment. The Board of Directors can also terminate Mr. Raefield without cause, upon a payment of two times Mr. Raefield’s current annual base salary.
Mr. Raefield has also been provided a Company vehicle at a lease cost of approximately $791 per month, plus all maintenance costs, and Company standard medical and other employee benefits. Mr. Raefield is prohibited from competing with the Company during his period of employment and for a one year period following a termination of employment. The Company is obligated to pay Mr. Raefield $375,000 in exchange for the one year non-compete obligation if Mr. Raefield is employed through August 18, 2011 and the Company and Mr. Raefield do not enter into a new employment agreement within sixty days after August 18, 2011.
Gregory M. Krzemien Employment Agreement
Mace currently employs Gregory M. Krzemien as its CFO, Treasurer and Corporate Secretary as an employee at will under the Krzemien Agreement dated March 23, 2010. Mr. Krzemien’s current annual base salary is $230,000, plus a $700 per month car allowance. The Krzemien Agreement also provided Mr. Krzemien with an option grant to purchase 50,000 shares of common stock under the Company’s Stock Option Plan at an exercise price of $0.93, the market price of the Company’s common stock on the date of the option grant. The option is to vest in three equal annual installments on the anniversary dates of the Krzemien Agreement. Under the Krzemien Agreement, Mr. Krzemien is not entitled to any change of control payment, but is entitled to a severance payment equal to six months of his base salary if he is terminated without “Good Cause,” as defined in the Krzemien Agreement. Mr. Krzemien is also entitled to the six month severance payment if he resigns due to the Company materially changing his duties as Chief Financial Officer, relocating his office more than 25 miles from its present location or reducing his annual base salary. As defined, “Good Cause” to terminate Mr. Krzemien without a severance payment generally exists if Mr. Krzemien fails to perform his duties and does not cure such failure within thirty days of being notified of the failure, or commits certain other enumerated actions which harm the Company.
From February 12, 2007 through February 12, 2010, Mr. Krzemien was employed under an Employment Contract (the “Former Krzemien Employment Agreement”). In accordance with the Former Krzemien Employment Agreement, Mr. Krzemien received an option grant for 60,000 shares of common stock under the Company’s Stock Option Plan at an exercise price of $2.73, the market price at the close of market on the date of grant. The options were granted on February 12, 2007. The options vested one-third on the date of the grant, one-third on February 12, 2008, and one-third on February 12, 2009.
Under the Former Krzemien Employment Agreement, Mr. Krzemien would have received a one-time retention payment equal to Mr. Krzemien’s then annual base compensation (currently $230,000) upon the occurrence of both: (a) a change of control of the Company and (b) Louis D. Paolino, Jr. ceasing to be CEO of the Company (this event occurred on May 20, 2008). If Mr. Krzemien’s employment was terminated during the term of the Former Krzemien Employment Agreement without cause or if the Company breached the Former Krzemien Employment Agreement, Mr. Krzemien would have been entitled to an additional one-time payment equal to Mr. Krzemien’s then annual base compensation. The total amount of both the retention payment and termination payment was $460,000.
Mr. Krzemien receives a monthly car allowance of $700, which began in February 2007, and the Company’s standard medical and other employee benefits.

Robert M. Kramer Employment Agreement
Mace employed Robert M. Kramer as its Executive Vice President, General Counsel and Secretary during 2009 through February 12, 2010 under an Employment Contract dated February 12, 2007 and expiring on February 12, 2010 (the “Kramer Employment Agreement”). The Company’s Compensation Committee obtained a compensation study from Compensation Resources, Inc. prior to entering into the Kramer Employment Agreement. The initial base salary under the Kramer Employment Agreement was $230,000. In accordance with the Kramer Employment Agreement, Mr. Kramer received an option grant for 60,000 shares of common stock under the Company’s Stock Option Plan at an exercise price of $2.73, the market price at the close of market on the date of grant. The options were granted on February 12, 2007. The options vested one-third on the date of the grant, one-third on February 12, 2008 and one-third on February 12, 2009.
Under the Kramer Employment Agreement, Mr. Kramer would have received a one-time retention payment equal to Mr. Kramer’s then annual base compensation ($230,000) upon the occurrence of both: (a) a change of control of the Company and (b) Louis D. Paolino, Jr. ceasing to be CEO of the Company. Mr. Paolino ceased to be CEO of the Company on May 20, 2008. If during the term of the Kramer Employment Agreement, Mr. Kramer’s employment was terminated without cause or if the Company breached the Kramer Employment Agreement, Mr. Kramer would have been entitled to an additional one-time payment equal to Mr. Kramer’s then annual base compensation. The total amount of both the retention payment and termination payment was $460,000.
Mr. Kramer received a monthly car allowance of $700 through February 2010, the date of his termination, and the Company’s standard medical and other employee benefits. Mr. Kramer was prohibited against competing with the Company during his period of employment and for a three-month period following termination of employment.
Potential Payments upon Termination or Change of Control
For a description of compensation that would become payable under existing arrangements in the event of a change of control or termination of each Named Executive Officer’s employment under several different circumstances, see the discussion under “Change of Control Arrangements” in the “Compensation Discussion and Analysis” Section which is part of the Executive Compensation Section of this report.
The following tables quantify the amounts payable upon a change of control or the termination of each of the Named Executive Officers.
Change of Control Payment and Termination Payments — Dennis R. Raefield, Chief Executive Officer

		Acceleration of Option
Event Triggering Payment	Severance Payment	Awards(4)

Termination by Company For Cause (1)	$—	None
Termination by Company without Cause (1)	$750,000	None
Non-Compete Payment (2)	$375,000	None
Change of Control (3)	$—	$—
Change of Control Payment and Termination Payments — Gregory Krzemien, Chief Financial Officer

		Acceleration of Option
Event Triggering Payment	Severance Payment	Awards(4)

Change of Control	$—	$—
Termination of Mr. Krzemien(5)	$115,000	$—

(1)
Cause is defined in the Raefield Employment Agreement as “(a) Employee committing against the Company fraud, gross misrepresentation, theft or embezzlement, (b) Employee’s conviction of any felony (excluding felonies involving driving a vehicle), (c) Employee’s material intentional violations of Company policies, or (d) a material breach of the provisions of the Raefield Employment Agreement, including specifically the failure of Employee to perform his duties after written notice of such failure from the Company.” The Raefield Employment Agreement provides that Mr. Raefield can be terminated by the Board of Directors for Cause, without any severance or other payment. The Board of Directors can also terminate Mr. Raefield without Cause, upon a payment of two times Mr. Raefield’s then current annual base salary. The termination payment is calculated based on Mr. Raefield’s base salary of $375,000 as of December 31, 2010.

(2)
Mr. Raefield is prohibited from competing with the Company during his period of employment and for a one year period following a termination of employment. The Company is obligated to pay Mr. Raefield $375,000 in exchange for his one year agreement not to compete, if Mr. Raefield is employed through August 18, 2011 and the Company and Mr. Raefield do not enter into a new employment agreement within sixty days after August 18, 2011.

(3)
A Change of Control Event is defined in the Named Executive Officer’s Employment Agreement as any of the events set forth in items (i) through and including (iii) below: (i) the acquisition in one or more transactions by any “Person,” excepting the employee, as the term “Person” is used for purposes of Sections 13(d) or 14(d) of the Exchange Act, of “Beneficial Ownership” (as the term beneficial ownership is used for purposes or Rule 13d-3 promulgated under the Exchange Act) of the fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”), for purposes of this item (i), Voting Securities acquired directly from the Company and from third parties by any Person shall be included in the determination of such Person’s Beneficial Ownership of Voting Securities; (ii) the approval by the stockholders of the Company of: (A) a merger, reorganization or consolidation involving the Company, if the shareholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, reorganization or consolidation, (B) a complete liquidation or dissolution of the Company, or (C) an agreement for the sale or other disposition of 50% or more of the assets of the Company and a distribution of the proceeds of the sale to the stockholders; or (iii) the acceptance by stockholders of the Company of shares in a share exchange, if the stockholders of the Company immediately before such share exchange do not or will not own directly or indirectly following such share exchange own more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from or surviving such share exchange in substantially the same proportion as the ownership of the Voting Securities outstanding immediately before such share exchange.

(4)	Assumes exercise of all in-the-money stock options for which vesting accelerated at $0.39 per share (the closing price of the Company’s common stock on December 31, 2010).

(5)
The payment is due Mr. Krzemien if he is terminated without “Good Cause.” “Good Cause” in the Krzemien Agreement exists, if any of the following occur: (i) Employee’s refusal to perform his duties or other obligations under this Agreement, or Employee’s intentional or grossly negligent conduct causing material harm to the Company as determined by the Company, on fifteen (15) days notice after the Company has provided Employee written notice of such failure to perform and Employee has failed to cure the unsatisfactory performance, if capable of cure, within thirty (30) business days; or (ii) Employee’s conviction of a felony, or a misdemeanor involving moral turpitude, or Employee’s engaging in conduct involving dishonesty toward the Company or its customers, or engaging in conduct that could damage the reputation or good will of the Company, whether or not occurring in the workplace; or (iii) Employee’s death, or inability with reasonable accommodation to perform his duties under this Agreement because of illness or physical or mental disability or other incapacity which continues for a period of 120 consecutive days, as determined by a medical doctor; or (iv) If Employee engages in any type of discrimination, harassment, violence or threat thereof, or other behavior toward other employees of the Company, or any of its subsidiaries or toward third parties or employees of a third party; (v) alcohol abuse and/or use of controlled substances during employment hours, or a positive test for use of controlled substances that are not prescribed by a medical doctor; or (vi) gross negligence or willful misconduct with respect to the Company, or any of its affiliates or subsidiaries; or (vii) on fifteen (15) days notice for any other material intentional breach of this Agreement or the Company’s Employee Manual by Employee not cured within 30 days after Employee’s receipt of written notice of the same from the Company.

Grants of Stock Options
The following table sets forth certain information concerning individual grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2010.
GRANTS OF PLAN-BASED AWARDS

		All other Option		Grant Date
		Awards:	Exercise Price	Fair Value of
		Number of Securities	of Option	Stock and
		Underlying	Awards per	Option
Name	Grant Date	Options	Share	Awards

Dennis R. Raefield	—	—	—	—
Gregory M. Krzemien	April 7, 2010	50,000	$0.93	$28,640
On July 28, 2009, as part of Mr. Raefield’s Employment Agreement, the Compensation Committee awarded Mr. Raefield options for 250,000 shares of the Company’s Common Stock vesting one-half on July 28, 2010 and one-half on July 28, 2011. The options are exercisable at $0.97 per share. The Black-Scholes value of the awarded option grant is $151,542. The median long term incentive compensation of chief executive officers, as set forth in the Hay 2007 Report was $243,257. The Compensation Committee believed that the option award was warranted due to the award being below the median of long term incentive compensation granted to chief executive officers, as stated in the Hay 2007 Report, a compensation study for the Chief Executive Officer position from the Hay Group dated December 12, 2007. Mr. Raefield’s total direct compensation under his employment agreement was below the median total direct compensation market consensus for chief executive officers, as set forth in the Hay 2007 Report.
On April 7, 2010, as part of the Krzemien Agreement, the Compensation Committee awarded Mr. Krzemien an option grant to purchase 50,000 shares of common stock under the Company’s Stock Option Plan at an exercise price of $0.93, the market price of the Company’s common stock on the date of the option grant. The option grant is to vest in three equal annual installments on the anniversary dates of the Krzemien Agreement. The Black-Scholes value of the awarded option grant is $28,640.

Aggregated Option and Warrant Exercises in Last Fiscal Year
The following table sets forth certain information regarding stock options held by the Named Executive Officers during the fiscal year ended December 31, 2010, including the number of exercisable and un-exercisable stock options as of December 31, 2010 by grant. No options were exercised by any of the Named Executive Officers during the fiscal year ended December 31, 2010.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise		Option
	(#)	(#)	Price	Option	Expiration
Name	Exercisable	Unexercisable	($)	Grant Date	Date
Dennis R. Raefield	(2) 15,000	—	1.94	1/8/2008	1/8/2018
	(3) 250,000	—	1.50	7/30/2008	7/30/2018
	(4) 125,000	(4) 125,000	0.97	7/28/2009	7/28/2019

Gregory M. Krzemien	50,000	—	1.38	3/30/2001	3/30/2011
	37,500	—	2.36	4/4/2002	4/4/2012
	150,000	—	1.32	7/14/2003	7/14/2013
	50,000	—	5.35	11/19/2004	11/19/2014
	60,000	—	2.40	3/23/2006	3/23/2016
	60,000	—	2.73	2/12/2007	2/12/2017
	40,000	—	1.44	3/25/2008	3/25/2018
	—	(5) 50,000	0.93	4/7/2010	4/7/2020

Robert M. Kramer (1)	50,000	—	1.38	3/30/2001	3/30/2011
	37,500	—	2.36	4/4/2002	4/4/2012
	150,000	—	1.32	7/14/2003	7/14/2013
	37,500	—	4.21	11/2/2004	11/2/2014
	75,000	—	5.35	11/19/2004	11/19/2014
	75,000	—	2.40	3/23/2006	3/23/2016
	60,000	—	2.73	2/12/2007	2/12/2017
	40,000	—	1.44	3/25/2008	3/25/2018

(1)	Fully vested option.

(2)	Fully vested options granted to Mr. Raefield during the period Mr. Raefield served as a Director.

(3)	Fully vested options granted to Mr. Raefield as part of Mr. Raefield being hired as the Company’s President and Chief Executive Officer.

(4)	Options granted on July 28, 2009 vest 125,000 shares on July 28, 2010 and 125,000 shares on July 28, 2011.

(5)	Options granted on April 7, 2010 vest 16,667 shares on April 7, 2011, 16,667 shares on April 7, 2012 and 16,666 shares on April 7, 2013.

THE PRINCIPAL STOCKHOLDERS OF MACE
Beneficial Ownership
The following beneficial ownership table sets forth information as of May 31, 2011 regarding ownership of shares of Mace common stock by the following persons:
•	each person who is known to Mace to own beneficially more than 5% of the outstanding shares of Mace common stock, based upon Mace’s records or the records of the SEC;
•	each director of Mace;
•	each Named Executive Officer; and
•	all directors and executive officers of Mace, as a group.
Unless otherwise indicated, to Mace’s knowledge, all persons listed on the beneficial ownership table below have sole voting and investment power with respect to their shares of Mace common stock. Shares of Mace common stock subject to options or warrants exercisable within 60 days of May 31, 2011 are considered outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

			Percentage of
Name and Address of	Amount and Nature of Beneficial		Common Stock
Beneficial Owner	Ownership		Owned (1)

Ancora Group (2) One Chagrin Highlands 2000 Auburn Drive, Suite 300 Cleveland, Ohio 44122	2,045,372	(2)	12.6%

Lawndale Capital Management, LLC 591 Redwood Highway, Suite 2345 Mill Valley, CA 94941	1,638,382	(3)	10.3%

Louis D. Paolino, Jr. 2626 Del Mar Place Fort Lauderdale, Florida 33301	1,040,958	(4)	6.6%

Nantahala Capital Management, LLC 100 First Stamford Place, 2nd Floor Stamford, CT 06902	788,700	(5)	5.0%

Gregory M. Krzemien	439,417	(6)	2.7%

Michael E. Smith	15,000	(7)	*

Dennis R. Raefield	526,000	(8)	3.2%

Richard A. Barone	197,000	(9)	1.3%

John C. Mallon	55,000	(10)	*

All current directors and executive officers as a group (5 persons)	1,232,417	(11)	7.4%

*	Less than 1% of the outstanding shares of Mace common stock.

(1)	Percentage calculation is based on 15,735,725 shares outstanding on May 31, 2011.

(2)
According to information provided by the Ancora Group, which includes The Ancora Group, Inc., Ancora Capital, Inc.; Ancora Securities, Inc., the main subsidiary of Ancora Capital, Inc.; Ancora Advisors, LLC, Ancora Trust, the master trust for the Ancora Mutual Funds; Ancora Foundation, a private foundation; Merlin Partners, LP an investment limited partnership; and various owners and employees of the aforementioned entities have aggregate beneficial ownership of 2,045,372 shares, including warrants issued to Merlin Partners, LP to purchase 472,072 shares of Mace common stock. Ancora Securities, Inc. is registered as a broker/dealer with the SEC and FINRA. Ancora Advisors, LLC is registered as an investment advisor with the SEC under the Investment Advisors Act of 1940, as amended. The Ancora Trust, which includes Ancora Income Fund, Ancora Equity Fund, Ancora Special Opportunity Fund, and Ancora MicroCap Fund, are registered with the SEC as investment companies under the Investment Company Act of 1940, as amended. Mr. Richard A. Barone, a director of the Company, is a major shareholder of The Ancora Group, Inc., which is the parent company of Ancora Advisors, LLC, and Ancora Securities, Inc. Mr. Barone owns approximately 2% of Merlin Partners, LP and 20% of the Ancora Group and is Chairman of and has an ownership interest in the various Ancora Funds. Mr. Denis J. Amato, a director nominee, is also a major shareholder of The Ancora Group, Inc., and has ownership in Merlin Partners, LP and the Ancora Funds. Ancora Advisors, LLC has the power to dispose of the shares owned by the investment clients for which it acts as advisor, including Merlin Partners, for which it is also the General Partner, and the Ancora Mutual Funds. Ancora Advisors, LLC, disclaims beneficial ownership of such shares, except to the extent of its pecuniary interest therein, Ancora Securities, Inc. acts as the agent for its various clients and has neither the power to vote nor the power to dispose of the shares. Ancora Securities, Inc. disclaims beneficial ownership of such shares. Each of the entities named have disclaimed membership in a Group within the meaning of Section 13(d)(3) of the Exchange Act and the Rules and Regulations promulgated thereunder in Schedule 13D Amendment 5 as filed with the SEC. The 2,045,372 aggregate shares listed for the Ancora Group are represented as owned beneficially, as follows: (a) 470,000 by the Ancora Mutual Funds for which Mr. Barone is a portfolio manager; (b) 1,061,300 by investment clients of Ancora Advisors, LLC, over which shares Ancora Advisors LLC has the power of disposition by virtue of an Investment Management Agreement (Ancora Advisors, LLC has disclaimed beneficial ownership of such shares); (c) 42,000 by owners/employees of Ancora Group, excluding Richard A. Barone; and (d) 472,072 warrants issued to Merlin Partners, LP to purchase Mace common stock.

(3)
According to their Schedule 13D Amendment 8 filed with the SEC on November 30, 2009, consists of 1,638,382 shares to which Lawndale Capital Management, LLC (“Lawndale”) has shared voting and dispositive power. The Schedule 13D was filed jointly by Lawndale, Andrew E. Shapiro and Diamond A Partners, L.P. (“Diamond”). Lawndale is the investment advisor to and the general partner of Diamond, which is an investment limited partnership. Mr. Shapiro is the sole manager of Lawndale. Mr. Shapiro is also deemed to have shared voting and dispositive power with respect to the shares reported as beneficially owned by Lawndale. Diamond has shared voting and dispositive power with respect to 1,415,110 shares of the Company.

(4)	Includes options to purchase 150,000 shares.

(5)	The 788,700 shares listed for Nantahala Capital Management, LLC are owned beneficially according to Schedule 13G filed with the SEC on February 3, 2011.

(6)	Includes options to purchase 414,167 shares.

(7)	Includes options to purchase 15,000 shares.

(8)	Includes options to purchase 515,000 shares.

(9)	Includes 135,000 shares owned by Mr. Barone, 32,000 shares owned by entities Mr. Barone directly controls and options to purchase 30,000 shares.

(10)	Includes options to purchase 45,000 shares.

(11)	See Notes 1 and 6 through 10 above.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires Mace’s directors and executive officers, as well as persons beneficially owning more than 10% of Mace’s outstanding shares of common stock and certain other holders of such shares (collectively, “Covered Persons”), to file with the SEC, within specified time periods, initial reports of ownership, and subsequent reports of changes in ownership, of common stock and other equity securities of Mace. Based upon Mace’s review of copies of such reports furnished to it and upon representations of Covered Persons that no other reports were required, to Mace’s knowledge, all of the Section 16(a) filings required to be made by the Covered Persons with respect to 2010 were made on a timely basis, except that a Form 4 filing related to certain stock options granted to Mr. Krzemien in April 2010, due within two business days of the receipt of the stock options, was filed late.
ADDITIONAL INFORMATION
Certain Relationships and Related Party Transactions
The Company’s Security Segment leases manufacturing and office space under a lease between Vermont Mill and the Company. The lease, as extended, expires on November 14, 2011. Vermont Mill is controlled by Jon E. Goodrich, a former director and current employee of the Company. The original lease was entered into in November 1999 for a five year term. In November 2004, the Company exercised an option to continue the lease through November 2009 at a rate of $10,576 per month. The Company amended the lease in 2008 to occupy additional space for an additional $200 per month. The Company also leased from November 2008 to May 2009, on a month-to-month basis, approximately 3,000 square feet of temporary inventory storage space at a monthly cost of $1,200. In September 2009, the Company and Vermont Mill extended the term of the lease to November 14, 2010 at a monthly rate of $10,776 per month and modified the square footage rented to 33,476 square feet. The Company entered into a Lease Extension Agreement on December 20, 2010 to extend the lease through November 14, 2011 at a monthly rate of $11,315 and to provide an option to further extend the lease to May 14, 2012 at the same monthly rate. Rent expense under this lease was $33,945 and $32,330 for the three months ended March 31, 2011 and 2010, respectively.
The Company funded a portion of the settlement payment to Mr. Paolino by borrowing $1.35 million from Merlin Partners, LP (“Merlin”) on December 28, 2010. Merlin is a fund managed by Ancora Advisors, a subsidiary of the Ancora Group. Richard Barone, a Company director, is Chairman and controlling person of the Ancora Group. The loan, which had an original maturity date of March 28, 2011, has been extended to July 6, 2011. The loan was payable in two installments of $675,000 with each installment to be paid upon the closing of each of the two car washes that were under agreements of sale at December 31, 2010. The Company made a payment of $675,000 to Merlin upon the sale of the Lubbock, Texas car wash on March 8, 2011. The Company expects to pay the remaining balance from the proceeds generated by the sale of a Dallas, Texas area car wash that is under an agreement of sale and expected to close in the second quarter of 2011. The loan bears interest at a rate of 12% per annum, and is secured by a second lien on a Dallas, Texas area car wash and a security interest in the tradename “Mace”. As part of the consideration for the financing, Merlin was also granted a Common Stock Purchase Warrant (the “Warrant”) to purchase up to 314,715 shares of the Company’s common stock at an exercise price of $0.20 per share, expiring December 28, 2015. The Warrant contains anti-dilution provisions providing that Merlin will receive additional warrants exercisable into 2% of any common stock of the Company issued by the Company through December 28, 2011. The exercise price of the Warrant will be adjusted lower to equal the stock issuance price of any stock issued through December 28, 2011 at a price below $0.20. The warrants were accounted for under the equity method with the Black-Scholes fair value of the warrants of $63,274 recorded as a discount to the $1.35 million Merlin loan and as additional paid-in capital. The discount was charged to interest expense over the original three month maturity period of the loan with an offsetting credit to the loan balance.
The Company plans to raise working capital through a Rights Offering (the “Rights Offering”) pursuant to which the Company’s stockholders will be given the right to purchase three shares of common stock for each share of common stock owned as of a record date for an exercise price. Both the record date and exercise price will be set by the Board of Directors prior to the date a prospectus for the Rights Offering is mailed to the stockholders. On March 25, 2011, the Company and Ancora Securities, Inc. (“Ancora”) executed a Placement Agent and Dealer Manager Agreement, under which Ancora will act as the dealer manager and placement agent for the planned Rights Offering. All new shares issued under the Rights Offering will be registered under the Securities Act of 1933, as amended (the “Securities Act”). Richard Barone, a member of our Board of Directors, is a controlling owner of Ancora Securities, Inc.

The Company has also entered into a Securities Purchase Agreement dated March 25, 2011 (the “Securities Purchase Agreement”) with Merlin. In accordance with the Securities Purchase Agreement, Merlin and up to three assignees of Merlin, will purchase $4.0 million of our common stock, valued at the per share exercise price used in the Rights Offering at the conclusion of the Rights Offering (the “Additional Stock”). Merlin will be paid a fee of $250,000 under the Securities Purchase Agreement on the date the sale is consummated. The obligation of Merlin or its assignees to purchase the Additional Stock is not subject to any conditions in the control of Merlin or its assignees. The conditions to Merlin’s obligation to purchase are within the control of the Company and, include: (i) the conclusion or termination of the Rights Offering; (ii) the Company’s expansion of its Board of Directors to seven persons, and (iii) the compliance by the Company to the provisions of the Securities Purchase Agreement. The Additional Stock is being registered for resale under the Securities Act by Merlin and assignees as Selling Stockholders. The registration statement has not yet been declared effective. This disclosure of the Rights Offering does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
On March 30, 2011, the Company borrowed $1.4 million with an interest rate of 6% per annum from Merlin to fund the acquisition of TCCI, a security monitoring company. The loan is due March 30, 2013; however, Merlin has the right to call the loan thirty days after the conclusion of the Company’s proposed Rights Offering and Merlin’s purchase of the Additional Stock (“Call Trigger Event”). Merlin’s right to call the loan expires six months and forty business days after the Call Trigger Event. If the Call Trigger Event occurs and Merlin does not call the loan within the time allowed, the loan’s maturity date becomes extended to March 30, 2016. The $1.4 million loan may also be converted to common stock at Merlin’s option upon the occurrence of certain trigger events. The first trigger event, giving Merlin the right to convert the loan, is the Company’s failure to make the Rights Offering to the Company’s stockholders. If the Company does not make the Rights Offering to the stockholders, Merlin may convert the loan into common stock at a per share price equal to the lower of 75% of (i) the tangible book value of the Company; or (ii) the ten day average closing sales price of the common stock starting with the day that Merlin notifies the Company that Merlin has elected to convert the loan. If the Rights Offering is made to stockholders, and Merlin does not exercise its right to call for the payment of the loan, Merlin has the right to convert the loan into common stock through March 30, 2016, the new maturity date. The conversion right is at a per share price equal to the ten day average closing sales price of the common stock, starting with the trading day which is 30 trading days after the Call Trigger Event. In accordance with ASC 815, “Derivatives and Hedging”, the Company determined that the conversion feature of the Debenture met the criteria of an embedded derivative, and therefore the conversion feature of this Debenture needed to be bifurcated and accounted for as a derivative. The fair value of the embedded conversion was estimated at the date of issuance using the Monte Carlo model with the following assumptions: risk free interest rate: 0.16%; expected life of the option to convert of 4.7 years; and volatility: 48%. The fair value of the conversion option as of March 31, 2011 is $590,000 and is recorded as a derivative liability and as a discount to the debt. The conversion option will be marked-to-market each reporting period, with the changes in fair value reported in earnings. As compensation for the loan, Merlin received a five year warrant exercisable into 157,357 shares of common stock at an exercise price of $0.20 per share. The warrant contains an anti-dilution provision that provides that the Company will issue Merlin a warrant equal to 1% percent of any shares issued by the Company for one year after the date the warrant was issued. Any new warrant issued will be exercisable at $0.20 cents per share. The loan is secured by a security interest in the “Mace” name, a pledge of the stock of Mace CSSS, Inc., (the monitoring company subsidiary) and a security interest in the assets of Mace CSSS, Inc. The conversion features of the loan and the warrant may result in additional dilution to stockholders. The warrants were accounted for under the equity method with the Black-Scholes fair value of the warrants of $47,420 recorded as an additional discount to the $1.4 million Merlin loan and as additional paid-in capital. The discount will be charged to interest expense over the 24 month maturity period of the loan with an offsetting credit to the loan balance.
Deadline For Stockholder Proposals
February 15, 2012 is the deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in Mace’s Proxy Statement for Mace’s 2012 Annual Meeting of Stockholders. If any stockholder proposal is submitted after February 15, 2012, the Proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2012 Annual Meeting without any discussion of the matter in the Proxy Statement for that meeting.

Stockholder Access Policy
Stockholders who wish to communicate with directors should do so by writing to the Company’s Secretary, Gregory M. Krzemien, at the Company’s offices at 240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044. The Secretary of the Company reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or Board Committees or that he otherwise determines requires their attention. Directors may at any time review all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will be brought to the attention of the Company’s Audit Committee.
Mace’s Annual Report
A copy of Mace’s 2010 Annual Report to Stockholders (including its Annual Report on Form 10-K, with financial statements and schedules, but excluding exhibits) accompanies this Proxy Statement, but is not to be regarded as proxy solicitation material. Upon request and with the payment of a reasonable fee, Mace will furnish to record and beneficial holders of its common stock copies of exhibits to the Form 10-K. Direct all requests for copies of the above materials or directions to the Annual Meeting of Stockholders to Gregory M. Krzemien, Secretary, at the offices of Mace set forth on page 1 of this Proxy Statement.
Householding of Proxy Materials
Certain stockholders who share the same address may receive only one copy of the Proxy Statement and Mace’s 2010 Annual Report to Stockholders in accordance with a notice delivered from such stockholders’ bank, broker or other holder of record, unless the applicable bank, broker or other holder of record received contrary instructions. This practice, known as “householding,” is designed to reduce printing and postage costs. Stockholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or commence householding may request or discontinue householding, or may request a separate copy of the Proxy Statement or Mace’s 2010 Annual Report to Stockholders, either by contacting their bank, broker or other holder of record at the telephone number or address provided in the above referenced notice, or contacting the Company by telephone at (267) 317-4009 or in writing at 240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044, Attention: Secretary. Stockholders who are requesting to commence or discontinue householding should provide their name, the name of their broker, bank or other record holder and their account information.

By Order of the Board of Directors,
/s/ Gregory M. Krzemien
Gregory M. Krzemien, Secretary
Horsham, Pennsylvania
June 10, 2011

ANNUAL MEETING OF STOCKHOLDERS OF
MACE SECURITY INTERNATIONAL, INC.
July 14, 2011
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=12765
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
ê  Please detach along perforated line and mail in the envelope provided.  ê

■ 20530000000000000000 7	071411

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1. Election of Directors:				2.	Ratification of Grant Thornton LLP as Mace’s independent registered public accounting firm for fiscal year 2011.	☐	☐	☐

☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: O Denis J. Amato O Richard A. Barone O Larry Pollock O Dennis R. Raefield O Michael E. Smith

In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

				PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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MACE SECURITY INTERNATIONAL, INC.
240 Gibraltar Road, Suite 220
Horsham, Pennsylvania 19044

PROXY — Annual Meeting of Stockholders — July 14, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Gregory M. Krzemien and Steven J. Rolle severally as proxies, each with the power to appoint his substitute, and hereby authorizes either or both of them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Mace Security International, Inc. (“Mace”) held of record by the undersigned on June 13, 2011, at the Annual Meeting of Stockholders to be held on July 14, 2011, and at any adjournment or postponement thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED FOR ELECTION OF DIRECTORS UNDER THE PROPOSAL; AND IN ACCORDANCE WITH THE PROXIES’ JUDGEMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
(Continued and to be signed on the reverse side)

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